GUARANTY

                                       BY

                             TRANS HEALTHCARE, INC.

                                   IN FAVOR OF

                            MONARCH PROPERTIES, INC.

                          DATED AS OF __________, 1998

                                    GUARANTY

     THIS GUARANTY (this "Guaranty") is given as of the ____ day of __________, 1998 ("Effective Date"), by TRANS HEALTHCARE, INC., a Delaware corporation ("Guarantor"), in favor of MONARCH PROPERTIES, LP, a Delaware limited partnership ("Lessor").

                                    RECITALS

     A. Capitalized terms used but not otherwise defined herein shall have the respective meanings given them in Section 1 below.

     B. Concurrently herewith, Lessor and [Insert THI Lessee Subsidiary] ("THI Subsidiary") have executed and delivered the Master Lease, pursuant to which Lessor has leased to THI Subsidiary the respective Facilities. As security for the payment and performance by THI Subsidiary of its respective obligations under the Master Lease and the Transaction documents, THI Subsidiary has executed and delivered to Lessor the Security Agreement, pursuant to which THI Subsidiary has granted to Lessor security interests in certain property of THI Subsidiary.

     C. Guarantor owns all of the stock of THI Subsidiary and, accordingly, benefits from the execution of the Master Lease.

     D. As a material inducement to Lessor to enter into the Master Lease, Guarantor has agreed to guarantee both the payment of all amounts due from, and the performance of all obligations undertaken by, THI Subsidiary under the Master Lease and the Transaction Documents.

     NOW, THEREFORE, Guarantor agrees as follows:

     1. DEFINED TERMS. The following terms shall have the respective meanings given them below:

     "Affiliate" means any Person who, directly or indirectly, Controls or is Controlled by or is under common Control with another Person.

     "Cooper"   means  Cooper   Management   Corporation,   an  [Insert   State]
corporation.

     "Control" (and its corollaries "Controlled by" and "under common Control with") means possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, through the ownership of voting securities, partnership interests or other equity interests.

     "Event of Default" means an "Event of Default," as defined in the Master Lease.


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



     "Facilities" means the facilities listed on EXHIBIT A hereto.

     "Facility" means any of the Facilities.

     "GAAP" means generally accepted accounting principles.

     "Guaranty Default" means any of: (a) an Event of Default; (b) Guarantor's failure to pay any amounts as and when required under this Guaranty; (c) Guarantor's failure to observe and perform any covenant, condition or agreement on its part to be observed or performed under this Guaranty (other than as referred to in clause (b) above) for a period of seven (7) days or more after Lessor has given written notice of such failure to Guarantor; or (d) the occurrence and continuation of a default by any person other than Lessor under any of the other Transaction Documents, if the default is not cured within any applicable grace or cure period set forth therein.

     "Intangible Assets" means the amount of (a) all unamortized debt discount and expense, unamortized deferred charges, goodwill, patents, trademarks, service marks, trade names, copyrights, organizational and developmental expenses, unamortized operating rights, unamortized licenses, unamortized leasehold rights and other intangible assets, or any write-up resulting from a reversal of a reserve for bad debts or depreciation and any write-up resulting from a change in methods of accounting or inventory, and (b) any investment in any Affiliate.

     "Master Lease" means the Master Lease of even date herewith executed and delivered by Lessor and THI Subsidiary.

     "Minimum Tangible Net Worth" means a Tangible Net Worth equal to [Insert Dollar Amount] in United States currency.

     "Net Income" means the net income of Guarantor, determined on an accrual basis in accordance with GAAP, before federal, state and local income taxes, but excluding extraordinary items.

     "Obligations" means, collectively, all covenants and obligations contained in the Master Lease and the other Transaction Documents, and any and all amendments, modifications, extensions and renewals thereof, to be performed by THI Subsidiary, and all damages that may result from the non-performance thereof to the full extent provided under the Master Lease and the other Transaction Documents.

     "Person" means any natural person, trust, partnership, corporation, limited liability company, joint venture or other legal entity.

     "Purchase Agreement" means the Facilities Purchase Agreement dated as of the date hereof among Cooper, the entities listed on attached Exhibit A hereto, Lessor and Guarantor.


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



     "Rent" means "Rent," as defined in the Master Lease.

     "Security Agreement" means the Security Agreement of even date herewith executed and delivered by THI Subsidiary and Lessor.

     "Tangible Net Worth" means, at any date, the net worth of Guarantor and all of its subsidiaries (including without limitation the Subsidiaries), as determined on a consolidated basis in accordance with GAAP, less Intangible Assets of Guarantor and all of its subsidiaries (including without limitation the Subsidiaries).

     THI Subsidiary means [Insert THI Lessee Subsidiary], a [Insert State] corporation, that is a wholly owned subsidiary of Guarantor.

     "Transaction Documents" means the Purchase Agreement, the Security Agreement, and any other documents defined as Transaction Documents in the Purchase Agreement and executed and/or delivered or caused to be executed and/or delivered by THI Subsidiary and Guarantor pursuant to or in connection with the Master Lease.

     2. GUARANTY. Guarantor hereby unconditionally and irrevocably guarantees to Lessor (a) the payment when due of all Rent and other sums payable by THI Subsidiary under the Master Lease and the Transaction Documents and (b) the faithful and prompt performance when due of each and every one of the Obligations. Upon the occurrence of a Guaranty Default, Guarantor immediately shall perform or cause to be performed the Obligations. Guarantor's liability under this Guaranty is without limit. Guarantor's liability under this Guaranty will continue until all of the Obligations have been performed in full.

     3. SURVIVAL OF OBLIGATIONS. The obligations of Guarantor under this Guaranty with respect to the Master Lease and the Transaction Documents shall survive and continue in full force and effect notwithstanding:

          (a) any amendment, modification or extension of the Master Lease or any of the other Transaction Documents;

          (b) any compromise, release, consent, extension, indulgence or other action or inaction in respect of any terms of the Master Lease or any of the other Transaction Documents or any other guarantor;

          (c) any substitution or release, in whole or in part, of any security for this Guaranty that Lessor may hold at any time;

          (d) any exercise or nonexercise by Lessor of any right, power or remedy under or in respect of the Master Lease or any of the other Transaction Documents or any security held by Lessor with respect thereto, or any waiver of any such right, power or remedy;

          (e)  any   bankruptcy,   insolvency,   reorganization,    arrangement,
               adjustment,   composition,   liquidation   or  the  like  of  THI
               Subsidiary or any other guarantor;

          (f) any limitation of THI Subsidiary's liability under the Master Lease or the other Transaction Documents or any limitation of such liability that now or hereafter may be imposed by any statute, regulation or rule of law, or any illegality, irregularity, invalidity or unenforceability, in whole or in part, of the Master Lease or the other Transaction Documents or any term thereof;

          (g) any sale, lease or transfer of all or any part of any interest in any Facility or any or all of the assets of THI Subsidiary to any other person, firm or entity other than to Lessor;

          (h) any act or omission by Lessor with respect to any of the security instruments or any failure to file, record or otherwise perfect any of the same;

          (i) any extensions of time for performance under the Master Lease or the other Transaction Documents, whether prior to or after maturity;

          (j) the release of any collateral from the lien of any of the Security Agreements, or the release of THI Subsidiary from performance or observation of any of the agreements, covenants, terms or conditions contained in the Master Lease or any of the other Transaction Documents by operation of law or otherwise;

          (k) the fact that THI Subsidiary may or may not be personally liable, in whole or in part, under the terms of the Master Lease or the other Transaction Documents to pay any money judgment;

          (l) the failure to give Guarantor any notice of acceptance, default or otherwise;

          (m) any other guaranty now or hereafter executed by Guarantor or anyone else in connection with the Master Lease;

          (n) any rights, powers or privileges that Lessor now or hereafter may have against any other person, entity or collateral; or

          (o) any other circumstances, whether or not Guarantor had notice or knowledge thereof, which might otherwise constitute a defense available to Guarantor.


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



     4. PRIMARY LIABILITY. The liability of Guarantor under this Guaranty is primary, direct and immediate, and, upon the occurrence of a Guaranty Default, Lessor may proceed against Guarantor: (a) prior to or in lieu of proceeding against THI Subsidiary, its assets, any security deposit or any other guarantor; and (b) prior to or in lieu of pursuing any other rights or remedies available to Lessor. All rights and remedies afforded to Lessor by reason of this Guaranty or by law are separate, independent and cumulative, and the exercise of any rights or remedies shall not in any way limit, restrict or prejudice the exercise of any other rights or remedies.

     Upon the occurrence of a Guaranty Default, Lessor may bring and prosecute against Guarantor an action or actions under this Guaranty, regardless of whether THI Subsidiary is joined therein or a separate action or actions are brought against THI Subsidiary. Lessor may maintain successive actions for other defaults. Lessor's rights hereunder shall not be exhausted by its exercise of any of its rights or remedies or by any such action or by any number of successive actions until and unless all Obligations have been paid and fully performed.

     5. OBLIGATIONS NOT AFFECTED. In such manner, upon such terms and at such times as Lessor in its sole discretion deems necessary or expedient, and without notice to Guarantor, Lessor may: (a) amend, alter, compromise, accelerate, extend or change the time or manner for the payment or the performance of the Obligations; (b) extend, amend or terminate the Master Lease or any other Transaction Document; or (c) release THI Subsidiary by consent to any assignment (or otherwise) as to all or any portion of the obligations hereby guaranteed. Any exercise or non-exercise by Lessor of any right hereby given Lessor, any dealing by Lessor with Guarantor or any other guarantor, THI Subsidiary or other person, or any change, impairment, release or suspension of any right or remedy of Lessor against any person (including THI Subsidiary and any other guarantor) will not affect any of the obligations of Guarantor hereunder or give Guarantor any recourse or offset against Lessor.

     6. WAIVER. Guarantor hereby waives and relinquishes all rights and remedies accorded by applicable law to sureties and/or guarantors or any other accommodation parties, under any statutory provisions, common law or any other provision of law, custom or practice, and agrees not to assert or take advantage of any such rights or remedies including, but not limited to:

     (a) any right to require Lessor to proceed against THI Subsidiary or any other person or to proceed against or exhaust any security held by Lessor at any time or to pursue any other remedy in Lessor's power before proceeding against Guarantor or to require that Lessor cause a marshaling of THI Subsidiary's assets or the assets, if any, given as collateral for this Guaranty or to proceed against any THI Subsidiary and/or any collateral, including collateral, if any, given to secure Guarantor's obligation under this Guaranty, held by Lessor at any time or in any particular order;


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



     (b) any defense that may arise by reason of the incapacity or lack of authority of any other person or persons;

     (c) notice of the existence, creation or incurring of any new or additional indebtedness or obligation or of any action or non-action on the part of THI Subsidiary, Lessor, any creditor of THI Subsidiary or Guarantor or on the part of any other person whomsoever under this or any other instrument in connection with any obligation or evidence of indebtedness held by Lessor or in connection with any obligation hereby guaranteed;

     (d) any defense based upon an election of remedies by Lessor that destroys or otherwise impairs the subrogation rights of Guarantor or the right of Guarantor to proceed against THI Subsidiary for reimbursement, or both;

     (e) any defense based upon any statute or rule of law that provides that the obligation of a surety must be neither larger in amount nor in other respects more burdensome than that of the principal;

     (f) any duty on the part of Lessor to disclose to Guarantor any facts Lessor may now or hereafter know about THI Subsidiary, regardless of whether Lessor has reason to believe that any such facts materially increase the risk beyond that which Guarantor intends to assume or has reason to believe that such facts are unknown to Guarantor or has a reasonable opportunity to communicate such facts to Guarantor, it being understood and agreed that Guarantor is fully responsible for being and keeping informed of the financial condition of THI Subsidiary and of all circumstances bearing on the risk of non-payment or non-performance of any obligations or indebtedness hereby guaranteed;

     (g) any defense arising because of Lessor's election, in any proceeding instituted under the federal Bankruptcy Code, of the application of
          Section 1111 (b)(2) of the federal Bankruptcy Code;

     (h) any defense based on any borrowing or grant of a security interest under Section 364 of the federal Bankruptcy Code; and

     (i) all rights and remedies accorded by applicable law to guarantors, including without limitation, any extension of time conferred by any law now or hereafter in effect and any requirement or notice of acceptance of this Guaranty or any other notice to which the undersigned may now or hereafter be entitled to the extent such waiver of notice is permitted by applicable law.


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



     7. WARRANTIES. Guarantor represents and warrants to Lessor that: (a) this Guaranty is executed at the request of THI Subsidiary; and (b) Guarantor has established adequate means of obtaining from THI Subsidiary, on a continuing basis, financial and other information pertaining to financial condition. Guarantor agrees to keep adequately informed from such means of any facts, events or circumstances that might in any way affect Guarantor's risks hereunder, and Guarantor further agrees that Lessor shall have no obligation to disclose to Guarantor information or material acquired in the course of Lessor's relationship with THI Subsidiary.

     8. SUBROGATION. Guarantor shall defer until all obligations of THI Subsidiary under the Master Lease and the other Transaction Documents have been satisfied and discharged in full for one (1) year, its exercise of any right of subrogation it may have, and any right to enforce any remedy that Lessor now has or hereafter may have, against THI Subsidiary and any benefit of, and any right to participate in, any security now or hereafter held by Lessor with respect to the Master Lease and the other Transaction Documents.

     9. SUBORDINATION. As long as a default exists and remains uncured under the Master Lease or any of the other Transaction Documents, THI Subsidiary shall not pay to Guarantor all or any part of any indebtedness or obligations owing by THI Subsidiary to Guarantor, nor will Guarantor accept any payment of or on account of any amounts owing, without the prior written consent of Lessor. Guarantor shall cause THI Subsidiary to pay to Lessor all or any part of the subordinated indebtedness until the obligations under the Master Lease or the other Transaction Documents have been paid in full. Any payment by THI Subsidiary in violation of this Guaranty shall be received by Guarantor in trust for Lessor, and Guarantor shall cause the same to be paid to Lessor immediately on account of the amounts owing from THI Subsidiary to Lessor. No such payment will reduce or affect in any manner the liability of Guarantor under this Guaranty.

     10. NO DELAY. Any payments required to be made by Guarantor hereunder immediately shall become due on demand in accordance with the terms hereof upon the occurrence of a Guaranty Default.

     11. APPLICATION OF PAYMENTS. Lessor may, in its sole discretion, (a) apply any or all payments or recoveries from THI Subsidiary or from any other guarantor under any other instrument or realized from any security, in such manner and order of priority as Lessor may determine, to any indebtedness or other obligation of THI Subsidiary with respect to the Master Lease, regardless of whether such indebtedness or other obligation is guaranteed hereby or is otherwise secured or is due at the time of such application, and/or (b) refund to THI Subsidiary any payment received by Lessor under the Master Lease.

     12. GUARANTY DEFAULT. Upon the occurrence and continuation of a Guaranty Default, Lessor shall have the right to bring such actions at law or in equity, including


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



appropriate injunctive relief, as it deems appropriate to compel compliance, payment or deposit, and among other remedies to recover its reasonable attorneys' fees in any proceeding, including any appeal therefrom and any post-judgement proceedings.

     13.  FINANCIAL COVENANTS.

          [TO BE DISCUSSED]

     14. FINANCIAL STATEMENTS. Within fifty (50) days after the end of each of Guarantor's fiscal quarters, Guarantor shall deliver to Lessor a copy of its quarterly consolidated financial statements, prepared in accordance with GAAP, consistently applied, and certified by an officer of Guarantor. Within one hundred twenty (120) days after the end of each of Guarantor's fiscal years, Guarantor shall deliver to Lessor a copy of its consolidated financial statements, prepared in accordance with GAAP, consistently applied, and certified by an officer of Guarantor and reported on by a "Big Six" certified public accounting firm or other certified public accounting firm approved by Lessor. Together with the Guarantor's financial statements furnished in accordance with the preceding two (2) sentences, Guarantor shall deliver an officer's certificate of Guarantor stating that Guarantor is not in default in the performance or observance of any of the terms of this Guaranty, or, if Guarantor is in default, specifying all such defaults, the nature thereof and the steps being taken to remedy the same.

     15. NOTICES. Any notice, request or other communication to be given by any party hereunder shall be in writing and shall be sent by registered or certified mail, postage prepaid, by overnight delivery or hand delivery to the following address:

         To Guarantor:     Trans Healthcare, Inc.
                           4076 Carlisle Pike
                           Camp Hill, Pennsylvania 17011
                           Attn: Anthony F. Misitano
                           Telephone No.: 717-730-8710
                           Fax No.: 717-730-8722

         With a copy to:   Kirkpatrick & Lockhart LLP
                           240 North Third Street
                           Harrisburg, Pennsylvania  17101
                           Attn:  Dan A. Schulder, Esq.
                           Telephone No.: 717-231-2892
                           Fax No.: 717-231-4051


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



         To Lessor:       Monarch Properties, LP
                          8889 Pelican Bay Boulevard - Suite 501
                          Naples, Florida  34103
                          Attn: John B. Poole
                          Telephone No.: 941/598-5605
                          Fax No.: 941/566-6082

         With copy to:    LeBoeuf, Lamb, Greene & MacRae, L.L.P.
                          125 West 55th Street
                          New York, New York  10019-5389
                          Attn:  John R. Fallon, Jr.
                          Telephone No.: 212/424-8279
                          Facsimile No.: 212/424-8500

     Notices shall be deemed given upon actual receipt.

     16. MISCELLANEOUS.

     (a) No term, condition or provision of this Guaranty may be waived except by an express written instrument to that effect signed by Lessor. No waiver of any term, condition or provision of this Guaranty will be deemed a waiver of any other term, condition or provision, irrespective of similarity, or constitute a continuing waiver of the same term, condition or provision, unless otherwise expressly provided.

     (b) If any one or more of the terms, conditions or provisions contained in this Guaranty is found in a final award or judgment rendered by any court of competent jurisdiction to be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining terms, conditions and provisions of this Guaranty shall not in any way be affected or impaired thereby, and this Guaranty shall be interpreted and construed as if the invalid, illegal, or unenforceable term, condition or provision had never been contained in this Guaranty.

     (c) THIS GUARANTY SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO ITS CONFLICTS OF LAWS PROVISIONS, EXCEPT THAT THE LAWS OF THE STATE IN WHICH A FACILITY IS LOCATED SHALL GOVERN THIS AGREEMENT TO THE EXTENT NECESSARY (i) TO OBTAIN THE BENEFIT OF THE RIGHTS AND REMEDIES SET FORTH HEREIN WITH RESPECT TO SUCH FACILITY AND (ii) FOR PROCEDURAL REQUIREMENTS THAT MUST BE GOVERNED BY THE LAWS OF THE STATE IN WHICH SUCH FACILITY IS LOCATED. GUARANTOR CONSENTS TO IN PERSONAM JURISDICTION BEFORE THE STATE OR STATES AND FEDERAL COURTS OF NEW YORK AND AGREES THAT ALL DISPUTES

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



CONCERNING THIS GUARANTY SHALL BE HEARD IN THE STATE AND FEDERAL COURTS LOCATED IN THE STATE OR STATES IN WHICH THE FACILITY OR FACILITIES ARE LOCATED OR IN NEW YORK. GUARANTOR AGREES THAT SERVICE OF PROCESS MAY BE EFFECTED UPON IT UNDER ANY METHOD PERMISSIBLE UNDER THE LAWS OF THE STATE OR STATES IN WHICH THE FACILITY OR FACILITIES ARE LOCATED OR NEW YORK AND IRREVOCABLY WAIVES ANY OBJECTION TO VENUE IN THE STATE AND FEDERAL COURTS OF THE STATE OR STATES IN WHICH THE FACILITY OR FACILITIES ARE LOCATED AND OF NEW YORK.

     (d) GUARANTOR AND LESSOR HEREBY WAIVE TRIAL BY JURY AND THE RIGHT THERETO IN ANY ACTION OR PROCEEDING OF ANY KIND ARISING ON, UNDER, OUT OF, BY REASON OF OR RELATING IN ANY WAY TO THIS GUARANTY OR THE INTERPRETATION, BREACH OR ENFORCEMENT THEREOF.

     (e) In the event of any suit, action, arbitration or other proceeding to interpret this Guaranty, or to determine or enforce any right or obligation created hereby, the prevailing party in the action shall recover such party's actual costs and expenses reasonably incurred in connection therewith, including, but not limited to, attorneys' fees and costs of appeal, post judgment enforcement proceedings (if any) and bankruptcy proceedings (if any). Any court, arbitrator or panel of arbitrators shall, in entering any judgment or making any award in any such suit, action, arbitration or other proceeding, in addition to any and all other relief awarded to such prevailing party, include in such-judgment or award such party's costs and expenses as provided in this paragraph.

     (f) Guarantor (i) represents that it has been represented and advised by counsel in connection with the execution of this Guaranty; (ii) acknowledges receipt of a copy of the Master Lease and the other Transaction Documents; and
(iii) further represents that Guarantor has been advised by counsel with respect thereto. This Guaranty shall be construed and interpreted in accordance with the plain meaning of its language, and not for or against Guarantor or Lessor, and as a whole, giving effect to all of the terms, conditions and provisions hereof.

     (g) Except as provided in any other written agreement now or at any time hereafter in force between Lessor and Guarantor, this Guaranty shall constitute the entire agreement of Guarantor with Lessor with respect to the subject matter hereof, and no representation, understanding, promise or condition concerning the subject matter hereof will be binding upon Lessor or Guarantor unless expressed herein.

     (h) All stipulations, obligations, liabilities and undertakings under this Guaranty shall be binding upon Guarantor and its respective successors and assigns and shall inure to the benefit of Lessor and to the benefit of Lessor's successors and assigns.


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




     (i) Whenever the singular shall be used hereunder, it shall be deemed to include the plural (and vice-versa) and reference to one gender shall be construed to include all other genders, including neuter, whenever the context of this Guaranty so requires. Section captions or headings used in the Guaranty are for convenience and reference only, and shall not affect the construction thereof.

                             SIGNATURE PAGE FOLLOWS


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



     IN WITNESS WHEREOF, the undersigned has executed this Guaranty as of the date first written above.

                                                     GUARANTOR:

                                                     TRANS HEALTHCARE, INC.

                                                     By:
                                                        ------------------------
                                                     Name:  Anthony F. Misitano
                                                        ------------------------
                                                     Title: President
                                                        ------------------------

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